                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 28, 2001
                                                         -----------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


            333-77499                                        43-1843179
            ---------                                        ----------
           333-77499-01                                      43-1843177
           ------------                                      ----------
      Commission File Number                             (Federal Employer
                                                       Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                               63131
--------------------------------------------------                -----
(Address of Principal Executive Offices)                          (Zip Code)

(Registrant's telephone number, including area code)              (314) 965-0555
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ITEM 5. OTHER ITEMS.

     On February 28, 2001, an affiliate of Charter Communications Holdings,
LLC and Charter Communications Holdings Capital Corporation (the "Companies") and AT&T Broadband, LLC announced that they have entered into several agreements involving several strategic cable system transactions that will result in a net addition of approximately 512,000 customers for the Charter cable systems. In the pending AT&T transactions, the Companies expect to acquire cable systems from AT&T Broadband, LLC serving approximately 574,000 customers in Missouri, Alabama, Nevada and California for a total of $1.79 billion. A portion of the purchase price will consist of Charter cable systems valued at $249.0 million serving approximately 62,000 customers in Florida. Of the balance of the purchase price, up to $501.5 million will be paid in Class A common stock of Charter Communications, Inc. and the remainder will be paid in cash. The Companies have a commitment for a bridge loan from Morgan Stanley Senior Funding, Inc. and Goldman Sachs Credit Partners, L.P. for temporary financing of the cash portion of the purchase price. The Companies expect to obtain permanent financing through one or more debt or equity financing transactions or a combination thereof by the Companies or Charter Communications, Inc. The acquisition transactions are expected to close in the second and/or third quarters of 2001, subject to certain closing conditions and regulatory review.

     A copy of the press release issued by Charter Communications, Inc. is being filed as Exhibit 99.1 with this report.







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ITEM 7. EXHIBITS.

          99.1    Press release dated February 28, 2001.*



----------------
*filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS, LLC, a registrant

Dated March 5, 2001                     By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS
                                        HOLDINGS CAPITAL CORPORATION, a
                                        registrant

Dated March 5, 2001                     By: /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)



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                                  EXHIBIT INDEX


99.1     Press release dated February 28, 2001.